SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): November 18, 2005

Greenwich Capital Acceptance, Inc.
Provident Funding Mortgage Loan Trust 2005-2

GREENWICH CAPITAL ACCEPTANCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-127352	06-1199884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K is being filed to file (i) a copy of the Pooling and Servicing Agreement dated as of October 1, 2005, among Greenwich Capital Acceptance, Inc., as depositor, PFA, as a seller, sponser and as servicer, PAM as a seller, Deutsche Bank National Trust Company, as trustee and as custodian and Wells Fargo Bank, N.A., as securities administrator and as master servicer, in connection with the issuance by Provident Funding Mortgage Loan Trust 2005-2 of Mortgage Pass-Through Certificates, Series 2005-2 (the “Pooling and Servicing Agreement”) and (ii) a copy of the Mortgage Loan Purchase Agreement, dated as of October 1, 2005, among Greenwich Capital Acceptance, Inc. as purchaser, Provident Funding Associates, L.P. as a seller and Provident Asset Management, L.P. as a seller (the “Mortgage Loan Purchase Agreement”).

Item 9.01.

Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement and Exhibits to Pooling and Servicing Agreement.

10.1

Mortgage Loan Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:    /s/ Shakti Radhakishun

       Name:  Shakti Radhakishun

       Title:    Vice President

Dated:  November 18, 2005

EXHIBIT 4.1

EXHIBIT 10.1